UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 2, 2016

ATLANTIC ALLIANCE PARTNERSHIP CORP.

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-37360	N/A
(State or other jurisdiction	(Commission	(IRS Employer
Of incorporation)	File Number)	Identification No.)

590 Madison Avenue

New York, New York 10022

(Address of principal executive offices, including Zip Code)

(212) 409-2434

(Registrant's telephone number, including area code.)

Not Applicable

(Former name and former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On May 3, 2016, Atlantic Alliance Partnership Corp. (the “Company”) issued an announcement (the “Rule 2.7 Announcement”) pursuant to Rule 2.7 of the U.K. City Code on Takeovers and Mergers stating that the board of directors of the Company and TLA Worldwide plc, a public limited company registered in England and Wales (“TLA”), have reached agreement on the terms of a recommended offer by the Company for the entire issued and to be issued ordinary share capital of TLA (the “Business Combination”). In connection with the Business Combination, the Rule 2.7 Announcement disclosed that the Company intends to acquire all outstanding shares of TLA in a cash and stock transaction by means of a court-sanctioned scheme of arrangement between TLA and TLA shareholders (the “Scheme”) under the UK Companies Act of 2006, as amended (the “Companies Act”).

Rule 2.7 Announcement

On May 3, 2016, the Company issued the Rule 2.7 Announcement disclosing the terms of the Business Combination. TLA shareholders will be entitled under the Scheme to receive 10 new ordinary shares of the Company, without par value, for each 107 TLA shares held (the “Exchange Ratio”).  The Exchange Ratio implies an offer value per TLA share of 66 pence based on the closing price of the Company’s shares on April 29, 2016 of $10.31 and the UK pound to US dollar spot rate of 1.4633 as at 4:30 p.m. London time on April 29, 2016. A partial cash alternative up to a maximum aggregate amount of $60 million will be made available to TLA shareholders pursuant to which TLA shareholders may elect to receive 61.5 pence in cash per TLA share (subject to scale-back in accordance with the terms of the partial cash alternative) instead of some or all of the new Company ordinary shares to which they would otherwise be entitled to receive.

The Business Combination will be conditioned upon, among other things, (i) approval of the Business Combination and the issuance of the Company’s ordinary shares to the shareholders of TLA in connection with the Business Combination by holders of at least a majority of the votes of the Company’s ordinary shares entitled to vote thereon which are voted, either in person or by proxy, at the Company’s special meeting, (ii) approval the Company’s proposed Amended & Restated Articles of Association (the “Amendment”) by holders of at least 65% of the votes of the Company’s ordinary shares entitled to vote thereon which are voted, either in person or by proxy, at the Company’s special meeting, (iii) the Company receiving redemption requests in respect of not more than 3,635,735 ordinary shares of the Company in connection with the Amendment and the Business Combination, (iv) approval of the Scheme by a majority in number representing at least 75% of the issued share capital of TLA present and voting, either in person or by proxy, at a shareholder meeting convened by order of the High Court of Justice of England and Wales (the “High Court”), (v) approval of special resolutions related to the Business Combination by a majority in number representing at least 75% of the issued share capital of TLA present and voting, either in person or by proxy, at a further general meeting of shareholders, (vi) the sanction of the Scheme by the High Court, and (vii) the absence of an adverse change or deterioration in the business, assets, financial or trading positions or profits or prospects of TLA or any of its affiliates, in each case as described in the Rule 2.7 Announcement. The conditions to the Business Combination are set out in full in the Rule 2.7 Announcement. It is expected that, subject to the satisfaction or waiver of all relevant conditions, the Business Combination will be completed in 2016.

The Company reserves the right, subject to the prior consent of the U.K. Panel on Takeovers and Mergers (the “Panel”), to elect to implement the Business Combination by way of a takeover offer (as such term is defined in the Companies Act).

Credit Agreement

On May 2, 2016, the Company, as borrower, the lenders from time to time party thereto and SunTrust Bank, as administrative agent, entered into a Credit Agreement (the “Credit Agreement”), which provides for senior secured credit facilities comprised of delayed draw term loans in an aggregate principal amount equal to $24,500,000.  Borrowings under the Credit Agreement will be used to pay cash amounts due to TLA shareholders in connection with the Business Combination and to pay the Company’s fees and expenses incurred in connection therewith, and no amounts will be drawn by the Company under the Credit Agreement until completion of the proposed Business Combination.

The foregoing description of the Business Combination, the Rule 2.7 Announcement and the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the Rule 2.7 Announcement and the Credit Agreement, copies of which are attached hereto as Exhibit 2.1 and Exhibit 10.1, and the terms of which are incorporated herein by reference.

2

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On May 2, 2016, the Company entered into the Credit Agreement as described under Item 1.01 above. The description of the Credit Agreement set forth in Item 1.01 above is hereby incorporated by reference. On May 2, 2016, certain directors of the Company advanced funds to the Company in an aggregate amount of $500,000, which funds will be available to the Company for working capital purposes (including the payment of fees and expenses payable by the Company in connection with the Credit Agreement), such directors have no claim on the proceeds held in the Company’s trust account, and such amounts will not be repaid until the completion of the Business Combination.

Item 3.02. Unregistered Shares of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein. The new ordinary shares in the Company to be issued in connection with the Business Combination will not be registered under the Securities Act of 1933, as amended (the “Securities Act”) in reliance upon the registration requirements as provided in Section 3(a)(10) of the Securities Act.

Item 7.01. Regulation FD Disclosure.

On May 3, 2016, the Company issued a press release announcing the terms of a recommended offer by the Company to acquire all of the outstanding shares of TLA in a cash and stock transaction. A copy of this press release is furnished and attached as Exhibit 99.1 hereto and is incorporated herein by reference.

The foregoing (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and shall not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1	Rule 2.7 Announcement, dated May 3, 2016.

10.1	Credit Agreement, dated as of May 2, 2016, among the Company, as the borrower, the lenders from time to time party thereto, and SunTrust Bank, as Administrative Agent.

99.1	Press Release, dated May 3, 2016.

NOT FOR RELEASE, PUBLICATION OR DISTRIBUTION, IN WHOLE OR IN PART, DIRECTLY OR INDIRECTLY, IN, INTO OR FROM ANY JURISDICTION WHERE TO DO SO WOULD CONSTITUTE A VIOLATION OF THE RELEVANT LAWS OR REGULATIONS OF SUCH JURISDICTION.

Where You Can Find More Information

This communication may be deemed to be solicitation material in respect of the proposed combination (the “Business Combination”) of TLA Worldwide plc (“TLA”) and Atlantic Alliance Partnership Corp. (the “Company”), including the issuance of the Company’s ordinary shares in respect of the proposed Business Combination. In connection with the foregoing proposed Business Combination and issuance of the Company’s ordinary shares, the Company expects to file a proxy statement on Schedule 14A with the Securities and Exchange Commission (the “SEC”). To the extent the Company effects the Business Combination as a court-sanctioned scheme of arrangement between TLA and TLA shareholders (the “Scheme”) under the UK Companies Act of 2006, as amended, the issuance of the Company’s ordinary shares in the Business Combination would not be expected to require registration under the Securities Act of 1933, as amended (the “Act”), pursuant to an exemption provided by Section 3(a)(10) under the Act.  In the event that the Company determines to conduct an acquisition of TLA pursuant to an offer or otherwise in a manner that is not exempt from the registration requirements of the Act, it will file a registration statement with the SEC containing a prospectus with respect to the Company’s ordinary shares that would be issued in the acquisition. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE BUSINESS COMBINATION THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE PROPOSED ISSUANCE OF THE COMPANY’S ORDINARY SHARES, AND THE PROPOSED BUSINESS COMBINATION. The preliminary proxy statement, the definitive proxy statement, and any registration statement/prospectus, in each case as applicable, and other relevant materials in connection with the proposed issuance of the Company’s ordinary shares and the Business Combination (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by contacting the Company in writing at 590 Madison Avenue, New York, NY 10022.

3

Participants in Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s ordinary shareholders with respect to the proposed Business Combination, including the proposed issuance of the Company’s ordinary shares in respect of the proposed Business Combination. Information about the Company’s directors and executive officers and their ownership of the Company’s ordinary shares is set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, which was filed with the SEC on March 23, 2016. Information regarding the identity of the potential participants, and their direct or indirect interests in the solicitation, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the proposed Business Combination and issuance of the Company’s ordinary shares in the proposed Business Combination.

TLA is organized under the laws of England and Wales. Some of the officers and directors of TLA are residents of countries other than the United States. As a result, it may not be possible to sue TLA or such persons in a non-US court for violations of US securities laws. It may be difficult to compel TLA and its respective affiliates to subject themselves to the jurisdiction and judgment of a US court or for investors to enforce against them the judgments of US courts.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K may include “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “anticipates”, “believes”, “continue”, “expects”, “estimates”, “intends”, “may”, “outlook”, “plans”, “potential”, “projects”, “predicts”, “should”, “will”, or, in each case, their negative or other variations or comparable terminology. Such forward-looking statements with respect to the timing of the proposed Business Combination, as well as the expected performance, strategies, prospects and other aspects of the businesses of the parties to the Scheme and the combined company after completion of the proposed Business Combination, are based on current expectations that are subject to risks and uncertainties.

A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination; (2) the outcome of any legal proceedings that may be instituted against the Company, TLA or others following announcement of the Business Combination and the transactions contemplated therein; (3) the inability to complete the transactions contemplated by the Business Combination due to the failure to obtain approval of the shareholders of the Company or TLA or other conditions to closing in the Business Combination; (4) the risk that the proposed transaction disrupts current plans and operations as a result of the announcement and consummation of the Business Combination and the transactions described herein; (5) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and retain its key employees; (6) costs related to the proposed Business Combination; (7) changes in applicable laws or regulations or their interpretation or application; (8) the possibility that the Company or TLA may be adversely affected by other economic, business, and/or competitive factors; (9) future exchange and interest rates; (10) delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals or complete regulatory reviews required to complete the Business Combination; and (11) other risks and uncertainties indicated in the proxy statement to be filed by the Company with the SEC, including those under “Risk Factors” therein, and other filings with the SEC by the Company. These factors are not intended to be an all-encompassing list of risks and uncertainties. Additional information regarding these and other factors can be found in the Company’s reports filed with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2015.

4

The forward-looking statements contained in this Current Report are based on our current expectations and beliefs concerning future developments and their potential effects on us. Future developments affecting us may not be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) and other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. We caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity, and developments in the industry in which we operate may differ materially from those made in or suggested by the forward-looking statements contained in this Report. In addition, even if our results or operations, financial condition and liquidity, and developments in the industry in which we operate are consistent with the forward-looking statements contained in this Current Report, those results or developments may not be indicative of results or developments in subsequent periods.

Disclaimer

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

5

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLANTIC ALLIANCE PARTNERSHIP CORP.

Date:	May 2, 2016	By:	/s/ Jonathan Mitchell
		Name:	Jonathan Mitchell
		Title:	Chief Financial Officer

6

EXHIBIT INDEX

Exhibit Number	Description

2.1	Rule 2.7 Announcement, dated May 3, 2016.

10.1	Credit Agreement, dated as of May 2, 2016, among the Company, as the borrower, the lenders from time to time party thereto, and SunTrust Bank, as Administrative Agent.

99.1	Press Release, dated May 3, 2016.

7